UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2020

DEERFIELD HEALTHCARE TECHNOLOGY

ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 37th Floor New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 551-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbols	which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	DFHTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DFHT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DFHTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On December 18, 2020, Deerfield Healthcare Technology Acquisitions Corp., a Delaware corporation (“DFHT”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among DFHT, the entities listed in Annex I to the Business Combination Agreement (collectively, the “CareMax Group”), IMC Holdings, LLC, a Delaware limited liability company (“IMC Parent” and, together with the CareMax Group, each a “Seller” and any other party that subsequent to the date of the Business Combination Agreement executes a joinder in form and substance reasonably acceptable to DFHT, collectively, the “Sellers”), CareMax Medical Group, LLC, a Florida limited liability company (“CareMax”), IMC Medical Group Holdings, LLC, a Delaware limited liability company (“IMC” and, together with CareMax, each a “Company” and collectively, the “Companies”), and Deerfield Partners, L.P. (“Deerfield Partners”) (solely for purposes of certain exclusivity and non redemption provisions). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Business Combination.” Capitalized terms used in this Current Report on Form 8-K (this “Current Report”) but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Business Combination

The Business Combination Agreement generally provides for (a) the sale and transfer of 100% of the equity interests in CareMax by the CareMax Group to DFHT, (the “CareMax Units”) and (b) the sale and transfer of 100% of the equity interests in IMC by IMC Parent to DFHT, (the “IMC Units”), as a result of which, upon consummation of the business combination, IMC and CareMax will become wholly-owned subsidiaries of DFHT. CareMax is a tech-enabled, value based senior care provider serving Medicare Advantage patients. IMC is a value based senior care provider that provides primary, specialty and ancillary services to Medicare, Medicaid and Commercial/ACA patients. Upon the closing of the Business Combination, it is expected that DFHT will be renamed CareMax, Inc., and remain listed on the Nasdaq stock market under a new ticker symbol.

Consideration

Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the closing consideration payable by DFHT to the CareMax Group in exchange for the CareMax Units will be equal to:

(a)	an amount in cash equal to $364,000,000, multiplied by 68%, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at Closing; and

(b)	a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to $364,000,000, multiplied by 32% and divided by a reference price of $10, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at Closing.

Subject to the satisfaction or waiver of certain conditions set forth in the Business Combination Agreement, the closing consideration payable by DFHT to IMC Parent in exchange for the IMC Units will be equal to:

(a)	an amount equal to (A) the product of $250,000,000, multiplied by 45%, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at Closing; and

(b)	a number of shares of DFHT Class A Common Stock, rounded down to the nearest whole number, equal to (A) $250,000,000, multiplied by 55% and divided by a reference price of $10, subject to pre-closing adjustments, including adjustments based on estimated cash, debt and working capital at Closing.

Earnout

Up to an additional 2,900,000 shares of DFHT Class A Common Stock (the “IMC Earnout Shares”) are payable after the Closing to IMC Parent if: (i) at any time during the 12-month period following the Closing Date (“First Earnout Period”) the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $12.50 on any 20 trading days in any 30-day trading period (the “$12.50 Share Price Trigger”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent, and (ii) at any time during the 24-month period following the Closing Date (the “Second Earnout Period”) the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds $15.00 on any 20 trading days in any 30-day trading period (the “$15.00 Share Price Trigger” and together with the $12.50 Share Price Trigger, the “Share Price Triggers”), then 1,450,000 IMC Earnout Shares will be issued and paid to IMC Parent. If the $12.50 Share Price Trigger is not satisfied but the $15.00 Share Price Trigger is satisfied, DFHT shall issue and pay to IMC Parent 2,900,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the $15.00 Share Price Trigger.

Up to an additional 3,500,000 shares of DFHT Class A Common Stock (the “CareMax Earnout Shares”) are payable after the Closing to the members of the CareMax Group if: (i) if during the First Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the $12.50 Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the Care Max Group, and (ii) at any time during the Second Earnout Period the volume weighted average trading price of DFHT Class A Common Stock equals or exceeds the $15.00 Share Price Trigger, then 1,750,000 CareMax Earnout Shares will be issued and paid to the members of the CareMax Group. If the $12.50 Share Price Trigger is not satisfied but the $15.00 Share Price Trigger is satisfied, DFHT shall issue and pay to the members of the CareMax Group 3,500,000 shares of DFHT Class A Common Stock in connection with the satisfaction of the $15.00 Share Price Trigger.

The DFHT Class A Common Stock to be issued in connection with the transactions contemplated by the Business Combination Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants by the parties thereto, including, among other things, covenants with respect to the conduct of the parties during the period from the execution of the Business Combination Agreement and the Closing. The representations and warranties made under the Business Combination Agreement do not survive after the Closing.

Conditions to Consummation of the Transactions

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, including the approval of the DFHT’s stockholders in accordance with DFHT’s second amended and restated certificate of incorporation (“DFHT’s Current Charter”). It is a condition to the Closing under the Business Combination Agreement that at the Closing Date, after giving effect to (i) the redemptions each holder of DFHT Class A Common Stock is entitled to and (ii) the sale and issuance of DFHT Class A Common Stock pursuant to the Deerfield Subscription Agreements (defined below), the Subscription Agreements (defined below) and the sale and issuance of other securities of DFHT between the signing and Closing, the amount of cash available to DFHT in the aggregate, including amounts held in the Trust Account, shall be no less than $50,000,000.

In addition, consummation of the transactions contemplated by the Business Combination Agreement is subject to other closing conditions, including, among others: (i) that all applicable waiting periods and any extensions thereof under applicable antitrust, competition or similar laws have expired or been terminated; (ii) that there has been no material adverse effect on the applicable Company Group (as defined in the Business Combination Agreement); and (iii) that DFHT shall not redeem DFHT Class A Common Stock in an amount that would cause DFHT to have net tangible assets of less than $5,000,001.

Termination

The Business Combination Agreement may be terminated pursuant to certain customary conditions at any time prior to the Closing, including if the transactions contemplated by the Business Combination Agreement have not been completed by August 6, 2021 (the “Outside Date”) and uncured material breach by a party. If the Business Combination Agreement is validly terminated, no party thereto will have any liability or any further obligation to any other party under the Business Combination Agreement, other than intentional breach of any of the provisions contained in the Business Combination Agreement.

Commitment Letter

In connection with the signing of the Business Combination Agreement, DFHT received a commitment letter, dated as of December 18, 2020, by and among DFHT and certain lending affiliates of Royal Bank of Canada (the “Commitment Letter”), pursuant to which the counterparties thereto have committed, subject to the terms and conditions thereof, to syndicate and arrange senior secured credit facilities for the benefit of DFHT and certain of its subsidiaries for the purpose of funding the transactions contemplated by the Business Combination Agreement and other general corporate purposes.

A copy of the Business Combination Agreement will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 2.1, and the foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. It is not intended to provide any other factual information about the parties to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in DFHT’s public disclosures.

Other Agreements

In connection with the Business Combination, the following additional agreements were also executed by DFHT:

Lock-up Agreement

In connection with the execution of the Business Combination Agreement, DFHT entered into a lock-up agreement, dated December 18, 2020 (the “Lock-up Agreement”), with DFHTA Sponsor LLC, Deerfield Partners, certain other shareholders of DFHT and the Sellers (collectively, the “Lock-up Holders”), pursuant to which, subject to certain exceptions and effective on the Closing Date, each of the Lock-up Holders have agreed to not transfer any shares of DFHT Class A Common Stock held by such Lock-up Holder until the earlier of (i) six, nine or twelve months (as applicable to shares of DFHT Class A Common Stock of the Lock-up Holder) after the date of the Closing, (ii) only with respect to certain shares of DFHT Class A Common Stock of the Lock-up Holders, the date on which, subsequent to the Business Combination, the VWAP of DFHT Class A Common Stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 calendar days after the Closing, and (iii) the date following the completion of the transactions contemplated by the Business Combination Agreement on which DFHT completes a Change in Control Transaction.

A copy of the Lock-up Agreement will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 10.1, and the foregoing description of the Lock-up Agreement does not purport to be complete and is qualified in its entirety by reference thereto.

Registration Rights Agreement

In connection with the execution of the Business Combination Agreement, DFHT, the Sellers, DFHTA Sponsor LLC, Deerfield Partners and the other parties thereto (collectively, the “Rights Holders”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), which amends and restates in its entirety the existing Registration Rights Agreement, dated July 16, 2020, by and between DFHT and the parties thereto. Pursuant to the terms of the Registration Rights Agreement, DFHT will be obligated to file a registration statement to register the resale of certain DFHT Class A Common Stock held by the Rights Holders. In addition, pursuant to the terms of the Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the Rights Holders may demand at any time or from time to time, that DFHT file a registration statement on Form S-1 or Form S-3 to register certain shares of DFHT Class A Common Stock held by such Rights Holders. The Registration Rights Agreement will also provide the Rights Holders with “piggy-back” registration rights, subject to certain requirements and customary conditions.

A copy of the Registration Rights Agreement will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 10.2, and the foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference thereto.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, DFHT entered into certain subscription agreements, each dated December 18, 2020 (the “Subscription Agreements”), with certain investors, pursuant to which such investors have agreed to purchase an aggregate of 30,500,000 shares of DFHT Class A Common Stock (together, the “Subscriptions”), for a purchase price of $10.00 per share, for an aggregate purchase price of $305,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The obligations of each party to consummate the Subscriptions are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The DFHT Class A Common Stock to be issued in connection with the Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

A form of the Subscription Agreements will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 10.3, and the foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Deerfield Subscription Agreements

In connection with the execution of the Business Combination Agreement, DFHT entered into certain subscription agreements, each dated December 18, 2020 (the “Deerfield Subscription Agreements”), with each of Deerfield Partners and DFHTA Sponsor LLC, pursuant to which such investors have agreed to purchase an aggregate of 10,000,000 shares of DFHT Class A Common Stock (the “Deerfield Subscription”), for a purchase price of $10.00 per share, for an aggregate purchase price of $100,000,000, to be issued immediately prior to and conditioned upon the effectiveness of the consummation of the Business Combination. The obligations of each party to consummate the Deerfield Subscription are conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Business Combination Agreement. The DFHT Class A Common Stock to be issued in connection with the Deerfield Subscription Agreements and the transactions contemplated thereby will not be registered under the Securities Act and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

A form of the Deerfield Subscription Agreements will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 10.4, and the foregoing description of the Deerfield Subscription Agreements does not purport to be complete and is qualified in its entirety by reference thereto.

Consent and Waiver Letter

In connection with the execution of the Business Combination Agreement, DFHT, Deerfield Partners and DFHTA Sponsor LLC entered into a certain Consent and Waiver Letter (the “Consent and Waiver Letter”) pursuant to which, among other things, Deerfield Partners consented to the consummation of the Business Combination as required under that certain Letter Agreement, dated as of July 16, 2020 (the “July 16 Letter Agreement”), pursuant to which DFHT agreed not to consummate its initial Business Combination (as defined in the July 16 Letter Agreement) without the consent of Deerfield Partners. In the Consent and Waiver Letter, DFHTA Sponsor LLC, the holder of a majority of the outstanding DFHT Class B Common Stock, also waived, in accordance with DFHT’s Current Charter, any adjustment of the conversion provisions in Section 4.3(b)(ii) of DFHT’s Current Charter that would, as a result of the consummation of the Business Combination or the transactions contemplated by the Business Combination Agreement, including the issuance of the Closing Date Equity Consideration, the issuance, if at all, of IMC Adjustment Equity or CareMax Adjustment Equity, the IMC Earnout Consideration, or CareMax Earnout Consideration, the PIPE Investment or the Deerfield PIPE, in each case, cause the Class B Common Stock to convert to Class A Common Stock at a ratio of greater than one-for-one upon consummation of the Business Combination contemplated by the Business Combination Agreement.

A copy of the Consent and Waiver Letter will be filed by amendment on Form 8-K/A to this Current Report within 4 business days of the date hereof as Exhibit 10.5, and the foregoing description of the Consent and Waiver Letter does not purport to be complete and is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report with respect to the issuance of shares of DFHT Class A Common Stock in connection with the transactions contemplated by the Business Combination is incorporated by reference herein. The shares of DFHT Class A Common Stock issuable in connection with the transactions contemplated by the Business Combination will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On December 18, 2020, DFHT issued a press release announcing that on December 18, 2020, it executed the Business Combination Agreement. A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 hereto is the investor presentation that will be used by DFHT in connection with the Business Combination.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Additional Information

In connection with the proposed Business Combination, DFHT intends to file with the SEC a preliminary proxy statement relating to the Business Combination. DFHT will mail a definitive proxy statement and other relevant documents to the stockholders of DFHT. Stockholders of DFHT and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and, when available, the definitive proxy statement, and any amendments thereto, in connection with DFHT’s solicitation of proxies for the special meeting to be held to approve the Business Combination because the proxy statement will contain important information about DFHT, CareMax, IMC and the Business Combination. The definitive proxy statement will be mailed to stockholders of DFHT as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov or by directing a request to: Deerfield Healthcare Technology Acquisitions Corp., 780 Third Avenue, New York, NY 10017, Attention: Corporate Secretary, or by calling (212) 551-1600.

Participants in the Solicitation

DFHT, CareMax and IMC, and their respective directors and executive officers, may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of DFHT is set forth in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020 and is available free of charge from the sources indicated above.

Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination will be set forth in the preliminary and definitive proxy statement when filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations, the expectation that the combined company’s Class A common stock will be listed on Nasdaq, and the anticipated closing date of the proposed Business Combination. These statements are based on various assumptions and on the current expectations of DFHT and CareMax management and IMC management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of DFHT, CareMax and IMC. These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which CareMax or IMC may become a party or governmental investigations to which CareMax or IMC may become subject that could interrupt or limit CareMax’s or IMC’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in CareMax’s or IMC’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of DFHT and/or the equity holders of CareMax or IMC for the proposed Business Combination is not obtained; failure to realize the anticipated benefits of the proposed Business Combination, including as a result of a delay in consummating the proposed Business Combination or a delay or difficulty in integrating the businesses of DFHT, CareMax and IMC; the amount of redemption requests made by DFHT’s stockholders; those factors discussed in DFHT’s registration statement on Form S-1, which was initially filed with the SEC on June 30, 2020, under the heading “Risk Factors,” and other documents of DFHT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither DFHT, CareMax nor IMC presently know or that DFHT, CareMax and IMC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect DHT’s, CareMax’s and IMC’s expectations, plans or forecasts of future events and views as of the date of this Current Report. DFHT, CareMax and IMC anticipate that subsequent events and developments will cause DFHT’s, CareMax’s and IMC’s assessments to change. However, while DFHT, CareMax and IMC may elect to update these forward-looking statements at some point in the future, DFHT, CareMax and IMC specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing DFHT’s, CareMax’s and IMC’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 18, 2020.

99.2	Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 18, 2020

Deerfield Healthcare Technology Acquisitions Corp.

By:	/s/ Christopher Wolfe
Name: Christopher Wolfe
Title: Chief Financial Officer